UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Legg Mason Partners Investment Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place,4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30,

Date of reporting period: April 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

APRIL 30, 2006

Legg Mason Partners

Multiple Discipline Funds

All Cap and International

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Multiple Discipline Funds

All Cap and International

Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital and income.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year period of this report. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth didn’t surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

Overseas, economic growth has been improving in many areas. After a lengthy period of weakness and deflation, Japan’s economy has gained momentum due, in part, to strong exports and improving consumer spending.

For the one-year period ended April 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexii returning 15.41%. While high oil and commodity prices, steadily rising interest rates, and geopolitical issues triggered periods of market volatility, investors generally remained focused on the strong corporate profit environment.

Investment returns were even stronger in the international equity markets. While these markets experienced many of the same issues as the U.S., they rallied on expectations for improving economic growth and solid corporate profits. During the one-year period ended April 30, 2006, the MSCI EAFE Indexiii rose 33.49%. This was surpassed by the emerging equity markets, as the MSCI Emerging Markets Indexiv surged 62.31% over the same period.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Legg Mason Partners Multiple Discipline Funds All Cap and International         I

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Legg Mason Partners Multiple Discipline Funds All Cap and International

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

iv	The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million. The index measures the performance of emerging markets in South America, South Africa, Asia and Eastern Europe.

Legg Mason Partners Multiple Discipline Funds All Cap and International         III

Manager Overview

Special Shareholder Notice

Prior to April 7, 2006, the Fund operated under the name Smith Barney Multiple Discipline Funds All Cap and International Fund. The Fund’s investment strategy and objective have not changed.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economic environment in the U.S. and abroad played a major role in the performance of both the world’s stock and bond markets. Aside from a temporary setback in the fourth quarter of 2005, U.S. gross domestic product (“GDP”)i growth surpassed 3.0% in every quarter covered by this report — reaching an estimated 5.3% in the first quarter of 2006. While the economies overseas were relatively weaker, they showed signs of gaining momentum — in particular in Japan and several countries in the Eurozone.

The U.S. stock market rose over the 12-month reporting period, as the S&P 500 Indexii gained 15.41%. To a great extent, we believe market performance was driven by strong corporate profits and investors’ perceptions regarding interest rates. In particular, indications that the Federal Reserve Board (“Fed”)iii may pause or stop its campaign of raising interest rates buoyed the market. However, when economic data pointed to rising inflation, it often led to market weakness, as investors became concerned that the Fed would continue raising rates and choke off the economic expansion. The U.S. market’s rally was broad-based, as virtually every sector of the market rose over the reporting period. From a market cap perspective, the Russell 2000,iv Russell Midcapv and Russell 1000vi Indexes returned 33.47%, 26.42%, and 16.71%, respectively. In terms of investment style, value stocks were the clear winner, as the Russell 3000 Valuevii and Russell 3000 Growthviii Indexes returned 19.33% and 16.90%, respectively.

As strong as the markets were in the U.S., they were even better overseas. Signs of accelerating economies, strong corporate profits and a robust merger and acquisition environment overshadowed record high oil prices and country-specific issues. During the one-year period ended April 30, 2006, the MSCI EAFE Indexix returned 33.49% and the emerging equity markets, as measured by the MSCI Emerging Markets Index,x gained an impressive 62.31%.

Investors bought equities, setting aside concerns over synchronized monetary tightening in the U.S., Europe, China and Japan. The most popular theme reemerged from late 2005: the economic recovery in Europe and Asia. Every developed international equity market produced positive returns in the quarter. Most markets posted multi-year if not all-time highs during the period. Furthermore, mergers and acquisitions (M&A) activity continued to accelerate. This trend reaffirmed that business leaders have enhanced business demand and companies have strong balance sheets, enabling strategic transactions. International equity indices in general, measured in U.S. dollar terms, outperformed the U.S. stock market significantly during the first quarter of 2006, approximately doubling

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         1

the return of U.S. stocks. In particular, European stocks outperformed the U.S. market during the first quarter as valuations, in our opinion, were quite reasonable and dividend yields still generous. Asian markets also outperformed the U.S. market, led by clear economic resurgence in Japan. Business conditions and consumer sentiment surveys in many developed economies improved substantially, further underpinning bullish equity market sentiment.

Over the last year, the U.S. bond market was impacted by the strong economy, inflationary pressures and continued rate hikes by the Fed. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004, the federal funds rate,xi a barometer of short-term interest rates was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

By June of 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it instituted 15 straight 0.25% rate hikes through the end of April 2006, bringing the fed funds rate to 4.75%. After the reporting period ended, the Fed again raised rates in May to 5.00%.

Performance Review

For the 12 months ended April 30, 2006, Class A shares of the Legg Mason Partners Multiple Discipline Funds All Cap and International, excluding sales charges, returned 15.10%. In comparison, the Fund’s unmanaged benchmarks, the Russell 3000 Index,xii the Russell 3000 Growth Index and the MSCI EAFE Index, returned 18.08%, 16.90% and 33.49%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 19.16% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 834 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Performance Snapshot as of April 30, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

MDF All Cap and International — Class A Shares	10.70%	15.10%

Russell 3000 Index	10.70%	18.08%

Russell 3000 Growth Index	8.19%	16.90%

MSCI EAFE Index	22.89%	33.49%

Lipper Multi-Cap Core Funds Category Average	11.46%	19.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Excluding sales charges, Class B shares returned 10.37% and Class C shares returned 10.29% over the six months ended April 30, 2006. Excluding sales charges, Class B shares returned 14.27% and Class C shares returned 14.29% over the twelve months ended April 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 972 funds for the six-month period and among the 834 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s underperformance relative to the benchmark was primarily due to sector allocation. An underweight position in consumer staples and an underweight position in healthcare contributed favorably to performance; however, this benefit was offset by an underweight in industrials and an underweight in the financials sector, which negatively impacted performance. Security selection was strongest in the financials and information technology sectors and weakest in the consumer discretionary and industrials sectors. In terms of individual holdings, the Fund’s largest contributors to performance were Texas Instruments Inc., a company that designs and supplies digital signal processors, Merrill Lynch & Co., Inc., a large financial services firm, Sandisk Corp., a company that produces flash memory data storage products, Lehman Brothers Holdings Inc., a provider of financial services and Petrochina Co., Ltd., a company that engages in various petroleum and natural gas related activities in China. The Fund continued to be invested in the securities above at the end of the reporting period.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         3

What were the leading detractors from performance?

A. The largest detractors from performance for the period were Dell Inc., a computer systems and services company, Johnson & Johnson, a manufacturer and seller of healthcare products, Comcast Corp., a cable and internet communications company, Lear Corp., a provider of automotive interior systems and Interpublic Group of Cos., a marketing solutions company. The Fund sold its position in Lear Corp., but remained invested in the other securities at the end of the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. While the composition of the segments may have changed during the period, there were no material changes in the target allocations made to the segments during the period by the coordinating portfolio managers.

Thank you for your investment in the Legg Mason Partners Multiple Discipline Funds All Cap and International. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Roger Paradiso	Kirsten Mobyed
Co-Coordinating	Co-Coordinating
Portfolio Manager	Portfolio Manager

June 2, 2006

4         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were Cisco Systems Inc. (1.7%), Pfizer Inc. (1.7%), Merrill Lynch & Co., Inc. (1.7%), Time Warner Inc. (1.7%), Johnson & Johnson (1.7%), Texas Instruments Inc. (1.6%), Microsoft Corp. (1.4%), Walt Disney Co. (1.4%), Home Depot Inc. (1.4%) and Amgen Inc. (1.4%). Please refer to pages 11 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2006 were: Consumer Discretionary (16.4%), Financials (14.0%), Information Technology (13.9%),

Healthcare (13.8%) and Industrials (8.6%). The Fund’s portfolio composition is subject to change at any time.

Risks: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuation. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

ix	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

[x]	The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million. The index measures the performance of emerging markets in South America, South Africa, Asia and Eastern Europe.

xi	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

xii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         5

Fund at a Glance (unaudited)

6         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	10.70%	$1,000.00	$1,107.00	1.38%	$7.21

Class B	10.37	1,000.00	1,103.70	2.13	11.11

Class C	10.29	1,000.00	1,102.90	2.13	11.11

(1)	For the six months ended April 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.95	1.38%	$6.90

Class B	5.00	1,000.00	1,014.23	2.13	10.64

Class C	5.00	1,000.00	1,014.23	2.13	10.64

(1)	For the six months ended April 30, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 4/30/06	15.10%	14.27%	14.29%

Inception* through 4/30/06	13.17	12.42	12.34

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 4/30/06	9.30%	9.27%	13.29%

Inception* through 4/30/06	7.92	8.74	12.34

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 4/30/06)	14.29%

Class B (Inception* through 4/30/06)	13.47

Class C (Inception* through 4/30/06)	13.38

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is April 1, 2005.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         9

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Multiple Discipline Funds All Cap and International vs. Russell 3000 Index, Russell 3000 Growth Index and MSCI EAFE Index† (April 2005 — April 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on April 1, 2005 (inception date), assuming deduction of the 5.00% maximum initial sales charge at the time of investment for Class A shares and reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2006. The Morgan Stanley Capital International (“MSCI”) EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

10         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Schedule of Investments (April 30, 2006)

LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS ALL CAP AND INTERNATIONAL

Shares	Security	Value

COMMON STOCKS — 89.2%
CONSUMER DISCRETIONARY — 16.4%
Automobiles — 0.5%
6,080	Honda Motor Co., Ltd., Sponsored ADR	$215,414

Hotels, Restaurants & Leisure — 0.8%
34,240	Compass Group PLC, Sponsored ADR	147,188
5,420	McDonald’s Corp.	187,369

	Total Hotels, Restaurants & Leisure	334,557

Household Durables — 0.6%
2,000	Electrolux AB, Sponsored ADR	120,250
3,290	Koninklijke Philips Electronics NV, New York Registered Shares	113,439

	Total Household Durables	233,689

Internet & Catalog Retail — 1.3%
4,280	Amazon.com Inc.*	150,699
9,325	Expedia Inc.*	173,911
5,895	IAC/InterActiveCorp.*	170,189

	Total Internet & Catalog Retail	494,799

Leisure Equipment & Products — 0.6%
11,070	Hasbro Inc.	218,190

Media — 10.0%
11,020	Cablevision Systems Corp., New York Group, Class A Shares*	223,375
4,745	Clear Channel Communications Inc.	135,375
2,300	Comcast Corp., Class A Shares*	71,185
15,650	Comcast Corp., Special Class A Shares*	482,489
3,221	Discovery Holding Co., Class A Shares*	47,993
25,700	Interpublic Group of Cos., Inc.*	246,206
3,200	Liberty Global Inc., Series A Shares*	66,272
3,000	Liberty Global Inc., Series C Shares*	59,910
43,560	Liberty Media Corp., Class A Shares*	363,726
2,100	Mediaset SpA, Sponsored ADR	79,596
19,010	News Corp., Class B Shares	346,552
21,610	Pearson PLC, Sponsored ADR	299,299
4,250	Publicis Groupe, Sponsored ADR	176,800
500	Reuters Group PLC, Sponsored ADR	21,240
37,300	Time Warner Inc.	649,020
2,200	Vivendi Universal SA, Sponsored ADR	80,366
19,710	Walt Disney Co.	551,092

	Total Media	3,900,496

Specialty Retail — 2.6%
4,740	Bed Bath & Beyond Inc.*	181,779
7,500	Charming Shoppes Inc.*	103,125

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         11

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Specialty Retail — 2.6% (continued)
13,750	Home Depot Inc.	$549,038
21,520	Kingfisher PLC, Sponsored ADR	182,382

	Total Specialty Retail	1,016,324

	TOTAL CONSUMER DISCRETIONARY	6,413,469

CONSUMER STAPLES — 6.7%
Beverages — 1.7%
8,010	Coca-Cola Co.	336,100
900	Molson Coors Brewing Co., Class B Shares	66,474
4,300	PepsiCo Inc.	250,432

	Total Beverages	653,006

Food & Staples Retailing — 1.4%
2,360	Carrefour SA (a)	135,346
6,400	Safeway Inc.	160,832
5,360	Wal-Mart Stores Inc.	241,361

	Total Food & Staples Retailing	537,539

Food Products — 1.9%
6,600	Kraft Foods Inc., Class A Shares	206,184
3,240	Tate & Lyle PLC, Sponsored ADR	130,896
3,810	Unilever PLC, Sponsored ADR	162,801
3,860	Wm. Wrigley Jr. Co.	181,690
965	Wm. Wrigley Jr. Co., Class B Shares	45,452

	Total Food Products	727,023

Household Products — 1.1%
1,500	Kimberly-Clark Corp.	87,795
6,250	Procter & Gamble Co.	363,812

	Total Household Products	451,607

Tobacco — 0.6%
4,525	British American Tobacco PLC, Sponsored ADR	231,227

	TOTAL CONSUMER STAPLES	2,600,402

ENERGY — 8.3%
Energy Equipment & Services — 2.2%
1,870	Baker Hughes Inc.	151,152
3,670	GlobalSantaFe Corp.	224,641
3,000	Grant Prideco Inc.*	153,600
6,080	Weatherford International Ltd.*	321,814

	Total Energy Equipment & Services	851,207

Oil, Gas & Consumable Fuels — 6.1%
4,490	Anadarko Petroleum Corp.	470,642
2,620	BP PLC, Sponsored ADR	193,146
1,750	Chevron Corp.	106,785
6,810	Exxon Mobil Corp.	429,575
4,370	Frontline Ltd.	140,539

See Notes to Financial Statements.

12         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 6.1% (continued)
3,110	Murphy Oil Corp.	$156,060
2,810	PetroChina Co., Ltd., Sponsored ADR	315,844
2,879	Royal Dutch Shell PLC, Sponsored ADR, Class B Shares	205,589
1,330	Total SA, Sponsored ADR	183,567
9,460	Williams Cos., Inc.	207,458

	Total Oil, Gas & Consumable Fuels	2,409,205

	TOTAL ENERGY	3,260,412

FINANCIALS — 14.0%
Capital Markets — 3.2%
1,350	Ameriprise Financial Inc.	66,204
1,000	Goldman Sachs Group Inc.	160,290
2,370	Lehman Brothers Holdings Inc.	358,226
8,565	Merrill Lynch & Co., Inc.	653,167

	Total Capital Markets	1,237,887

Commercial Banks — 2.6%
4,570	ABN AMRO Holding NV, Sponsored ADR	132,484
2,315	Allied Irish Banks PLC, Sponsored ADR	110,935
6,355	Bank of America Corp.	317,241
3,255	BNP Paribas SA, Sponsored ADR	154,287
2,630	Credit Suisse Group, Sponsored ADR	159,878
1,300	Shinhan Financial Group Co., Ltd., Sponsored ADR	125,892

	Total Commercial Banks	1,000,717

Consumer Finance — 1.0%
7,020	Acom Co., Ltd., Sponsored ADR	103,194
5,120	American Express Co.	275,507

	Total Consumer Finance	378,701

Diversified Financial Services — 1.7%
4,000	ING Groep NV, Sponsored ADR	162,320
7,880	JPMorgan Chase & Co.	357,595
5,850	Zurich Financial Services AG, Sponsored ADR*	142,301

	Total Diversified Financial Services	662,216

Insurance — 3.5%
7,120	American International Group Inc.	464,580
4,330	AXA, Sponsored ADR	158,521
100	Berkshire Hathaway Inc., Class B Shares*	295,200
5,560	Chubb Corp.	286,562
2,350	Manulife Financial Corp.	153,432

	Total Insurance	1,358,295

Real Estate Management and Development — 0.5%
35,730	Henderson Land Development Co., Ltd., Sponsored ADR	209,903

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         13

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 1.5%
4,260	MGIC Investment Corp.	$301,182
6,500	PMI Group Inc.	299,975

	Total Thrifts & Mortgage Finance	601,157

	TOTAL FINANCIALS	5,448,876

HEALTH CARE — 13.8%
Biotechnology — 5.0%
7,815	Amgen Inc.*	529,075
11,670	Biogen Idec Inc.*	523,399
2,880	Genentech Inc.*	229,565
5,360	Genzyme Corp.*	327,818
4,300	ImClone Systems Inc.*	155,230
19,450	Millennium Pharmaceuticals Inc.*	176,606

	Total Biotechnology	1,941,693

Health Care Providers & Services — 1.2%
9,090	UnitedHealth Group Inc.	452,137

Pharmaceuticals — 7.6%
6,770	Abbott Laboratories	289,350
2,500	Eli Lilly & Co.	132,300
6,660	Forest Laboratories Inc.*	268,931
4,240	GlaxoSmithKline PLC, Sponsored ADR	241,171
10,990	Johnson & Johnson	644,124
2,745	Novartis AG, Sponsored ADR	157,865
26,690	Pfizer Inc.	676,057
5,320	Sanofi-Aventis, Sponsored ADR	250,253
6,390	Wyeth	311,001

	Total Pharmaceuticals	2,971,052

	TOTAL HEALTH CARE	5,364,882

INDUSTRIALS — 8.6%
Aerospace & Defense — 3.0%
5,950	BAE Systems PLC, Sponsored ADR	183,260
2,000	Boeing Co.	166,900
6,975	Honeywell International Inc.	296,437
2,980	L-3 Communications Holdings Inc.	243,466
5,960	Raytheon Co.	263,849

	Total Aerospace & Defense	1,153,912

Air Freight & Logistics — 0.4%
4,320	TNT NV, Sponsored ADR	155,693

Airlines — 0.5%
13,190	Southwest Airlines Co.	213,942

Construction & Engineering — 0.0%
500	Vinci SA, ADR	12,400

See Notes to Financial Statements.

14         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Electrical Equipment — 0.8%
3,540	Emerson Electric Co.	$300,723

Industrial Conglomerates — 2.6%
10,140	General Electric Co.	350,743
3,290	HBOS PLC, Sponsored ADR	172,675
500	Siemens AG, Sponsored ADR	47,320
16,190	Tyco International Ltd.	426,606

	Total Industrial Conglomerates	997,344

Machinery — 1.1%
3,440	Caterpillar Inc.	260,545
5,860	Pall Corp.	176,855

	Total Machinery	437,400

Marine — 0.2%
3,300	Stolt-Nielsen SA, Sponsored ADR	93,225

	TOTAL INDUSTRIALS	3,364,639

INFORMATION TECHNOLOGY — 13.9%
Communications Equipment — 2.5%
32,370	Cisco Systems Inc.*	678,151
8,350	Motorola Inc.	178,273
5,490	Nokia Oyj, Sponsored ADR	124,403

	Total Communications Equipment	980,827

Computers & Peripherals — 1.9%
9,415	Dell Inc.*	246,673
1,885	International Business Machines Corp.	155,211
19,600	Maxtor Corp.*	189,728
2,030	SanDisk Corp.*	129,575

	Total Computers & Peripherals	721,187

Electronic Equipment & Instruments — 0.5%
5,430	Agilent Technologies Inc.*	208,621

Internet Software & Services — 0.9%
10,900	Yahoo! Inc.*	357,302

Office Electronics — 0.4%
2,150	Canon Inc., Sponsored ADR	162,970

Semiconductors & Semiconductor Equipment — 4.8%
7,260	Applied Materials Inc.	130,317
4,450	Cree Inc.*	132,699
18,630	Intel Corp.	372,228
15,060	Micron Technology Inc.*	255,568
4,650	Novellus Systems Inc.*	114,855
21,236	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	222,553
18,170	Texas Instruments Inc.	630,681

	Total Semiconductors & Semiconductor Equipment	1,858,901

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         15

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Software — 2.9%
4,210	Advent Software Inc.*	$148,192
5,080	Autodesk Inc.*	213,563
3,350	Electronic Arts Inc.*	190,280
23,260	Microsoft Corp.	561,729

	Total Software	1,113,764

	TOTAL INFORMATION TECHNOLOGY	5,403,572

MATERIALS — 3.6%
Chemicals — 1.2%
2,920	Dow Chemical Co.	118,581
4,660	E.I. du Pont de Nemours & Co.	205,506
5,005	Syngenta AG, Sponsored ADR	139,039

	Total Chemicals	463,126

Construction Materials — 0.5%
4,920	CRH PLC, Sponsored ADR	180,662

Metals & Mining — 1.2%
8,805	Alcoa Inc.	297,433
2,450	POSCO, Sponsored ADR	172,652

	Total Metals & Mining	470,085

Paper & Forest Products — 0.7%
4,005	Weyerhaeuser Co.	282,232

	TOTAL MATERIALS	1,396,105

TELECOMMUNICATION SERVICES — 3.2%
Diversified Telecommunication Services — 1.9%
2,770	BT Group PLC, Sponsored ADR	110,883
7,835	France Telecom SA, Sponsored ADR	182,712
2,841	Telefonica SA, Sponsored ADR	136,340
3,030	Telenor ASA, Sponsored ADR	105,171
6,490	Verizon Communications Inc.	214,365

	Total Diversified Telecommunication Services	749,471

Wireless Telecommunication Services — 1.3%
3,300	Rogers Communications Inc., Class B Shares	140,151
5,660	SK Telecom Co., Ltd., Sponsored ADR	151,122
8,690	Vodafone Group PLC, Sponsored ADR	205,953

	Total Wireless Telecommunication Services	497,226

	TOTAL TELECOMMUNICATION SERVICES	1,246,697

UTILITIES — 0.7%
Electric Utilities — 0.4%
3,500	E.ON AG, Sponsored ADR	142,065

See Notes to Financial Statements.

16         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Multi-Utilities — 0.3%
3,345	Suez SA, Sponsored ADR	$127,545

	TOTAL UTILITIES	269,610

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $31,394,977)	34,768,664

Face Amount
SHORT-TERM INVESTMENTS — 10.8%
Repurchase Agreements — 10.8%
$2,512,000	Interest in $513,793,000 joint tri-party repurchase agreement dated 4/28/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.790% due 5/1/06; Proceeds at maturity — $2,513,003; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 2.375% due 4/30/06 to 4/15/11; Market value — $2,562,255)	2,512,000
1,675,000	Interest in $604,665,000 joint tri-party repurchase agreement dated 4/28/06 with Deutsche Bank Securities Inc., 4.790% due 5/1/06; Proceeds at maturity — $1,675,669; (Fully collateralized by various U.S. government agency obligations 0.000% to 22.305% due 2/15/17 to 4/15/36; Market value —$1,708,500)	1,675,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,187,000)	4,187,000

	TOTAL INVESTMENTS — 100.0% (Cost — $35,581,977#)	38,955,664
	Other Assets in Excess of Liabilities — 0.0%	3,221

	TOTAL NET ASSETS — 100.0%	$38,958,885

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $35,597,838.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         17

Schedule of Investments (April 30, 2006) (continued)

Summary of Investments by Country**
United States	76.0%
United Kingdom	6.4
France	3.8
Bermuda	2.3
Switzerland	1.5
Netherlands	1.4
Japan	1.2
South Korea	1.2
China	0.8
Canada	0.8
Ireland	0.7
Cayman Islands	0.6
Taiwan	0.6
Hong Kong	0.5
Germany	0.5
Spain	0.4
Finland	0.3
Sweden	0.3
Norway	0.3
Luxembourg	0.2
Italy	0.2

100.0%

**	As a percent of total investments. Please note that Fund holdings are as of April 30, 2006 and are subject to change.

See Notes to Financial Statements.

18         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Statement of Assets and Liabilities (April 30, 2006)

ASSETS:
Investments, at value (Cost — $31,394,977)	$34,768,664
Repurchase agreements at value (Cost — $4,187,000)	4,187,000
Cash	1,115
Receivable for Fund shares sold	312,944
Receivable for securities sold	83,383
Dividends and interest receivable	68,309
Prepaid expenses	23,954

Total Assets	39,445,369

LIABILITIES:
Payable for securities purchased	259,745
Payable for Fund shares repurchased	120,972
Investment management fee payable	25,432
Distribution fees payable	7,231
Directors’ fees payable	320
Accrued expenses	72,784

Total Liabilities	486,484

Total Net Assets	$38,958,885

NET ASSETS:
Par value (Note 6)	$3,009
Paid-in capital in excess of par value	35,303,233
Accumulated net realized gain on investments and foreign currency transactions	278,956
Net unrealized appreciation on investments	3,373,687

Total Net Assets	$38,958,885

Shares Outstanding:
Class A	1,254,851

Class B	390,595

Class C	1,363,982

Net Asset Value:
Class A (and redemption price)	$12.99

Class B *	$12.92

Class C *	$12.91

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$13.67

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         19

Statement of Operations (For the year ended April 30, 2006)

INVESTMENT INCOME:
Dividends	$409,061
Interest	105,498
Less: Foreign taxes withheld	(10,612)

Total Investment Income	503,947

EXPENSES:
Investment management fee (Note 2)	208,414
Distribution fees (Notes 2 and 4)	185,856
Registration fees	79,782
Custody fees	71,671
Shareholder reports (Note 4)	62,329
Legal fees	30,912
Audit and tax	29,700
Transfer agent fees (Notes 2 and 4)	18,716
Directors’ fees	8,071
Miscellaneous expenses	6,206

Total Expenses	701,657
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(200,005)

Net Expenses	501,652

Net Investment Income	2,295

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	322,380
Foreign currency transactions	10

Net Realized Gain	322,390

Change in Net Unrealized Appreciation/Depreciation From Investments	3,393,163

Net Gain on Investments and Foreign Currency Transactions	3,715,553

Increase in Net Assets From Operations	$3,717,848

See Notes to Financial Statements.

20         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Statements of Changes in Net Assets (For the years ended April 30,)

	2006	2005†
OPERATIONS:
Net investment income	$2,295	$2,640
Net realized gain (loss)	322,390	(224)
Change in net unrealized appreciation/depreciation	3,393,163	(19,476)

Increase (Decrease) in Net Assets From Operations	3,717,848	(17,060)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(25,000)	—
Net realized gains	(38,051)	—

Decrease in Net Assets From Distributions to Shareholders	(63,051)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	31,695,121	8,001,385
Reinvestment of distributions	60,905	—
Cost of shares repurchased	(4,360,737)	(75,526)

Increase in Net Assets From Fund Share Transactions	27,395,289	7,925,859

Increase in Net Assets	31,050,086	7,908,799
NET ASSETS:
Beginning of year	7,908,799	—

End of year*	$38,958,885	$7,908,799

* Includes undistributed net investment income of:	$—	$3,751

†	For the period April 1, 2005 (commencement of operations) to April 30, 2005.

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         21

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$11.32	$11.40

Income (Loss) From Operations:
Net investment income	0.05	0.02
Net realized and unrealized gain (loss)	1.65	(0.10)

Total Income (Loss) From Operations	1.70	(0.08)

Less Distributions From:
Net investment income	(0.02)	—
Net realized gains	(0.01)	—

Total Distributions	(0.03)	—

Net Asset Value, End of Year	$12.99	$11.32

Total Return(3)	15.10%	(0.70)%

Net Assets, End of Year (000s)	$16,304	$2,429

Ratios to Average Net Assets:
Gross expenses	2.07%	23.42	%(4)
Net expenses(5)(6)	1.39	1.40	(4)
Net investment income	0.41	2.27	(4)

Portfolio Turnover Rate	22%	0	%(7)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.40%.
(7)	Amount represents less than 1%.

See Notes to Financial Statements.

22         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$11.32	$11.40

Income (Loss) From Operations:
Net investment income (loss)	(0.04)	0.01
Net realized and unrealized gain (loss)	1.65	(0.09)

Total Income (Loss) From Operations	1.61	(0.08)

Less Distributions From:
Net realized gains	(0.01)	—

Total Distributions	(0.01)	—

Net Asset Value, End of Year	$12.92	$11.32

Total Return(3)	14.27%	(0.70)%

Net Assets, End of Year (000s)	$5,045	$718

Ratios to Average Net Assets:
Gross expenses	3.08%	24.17	%(4)
Net expenses(5)(6)	2.14	2.15	(4)
Net investment income (loss)	(0.33)	0.94	(4)

Portfolio Turnover Rate	22%	0	%(7)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares will not exceed 2.15%.
(7)	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         23

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$11.31	$11.40

Income (Loss) From Operations:
Net investment income (loss)	(0.04)	0.01
Net realized and unrealized gain (loss)	1.65	(0.10)

Total Income (Loss) From Operations	1.61	(0.09)

Less Distributions From:
Net realized gains	(0.01)	—

Total Distributions	(0.01)	—

Net Asset Value, End of Year	$12.91	$11.31

Total Return(3)	14.29%	(0.79)%

Net Assets, End of Year (000s)	$17,610	$4,464

Ratios to Average Net Assets:
Gross expenses	2.83%	24.16	%(4)
Net expenses(5)(6)	2.14	2.15	(4)
Net investment income (loss)	(0.31)	1.43	(4)

Portfolio Turnover Rate	22%	0	%(7)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 2.15%.
(7)	Amount represents less than 1%.

See Notes to Financial Statements.

24         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Multiple Discipline Funds All Cap and International (formerly known as Smith Barney Multiple Discipline Funds — All Cap and International Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         25

Notes to Financial Statements (continued)

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

26         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gains	Paid-in Capital
(a)	$18,944	$(5,149)	$(13,795)

(b)	10	(10)	—

(a)	Reclassifications are primarily due to non-deductible 12b-1 fees, non-deductible offering costs, and ordinary income distributions treated as short-term capital gain distributions for tax purposes.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management and sub-advisory contracts to terminate. The Fund’s shareholders approved (1) a new investment management contract between the Fund and the Manager and (2) a new sub-advisory contract between the Manager and Causeway Capital Management LLC (“Causeway”), both of which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Effective October 1, 2005 and continuing under the new investment management contract, the Fund pays the Manager an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         27

Notes to Financial Statements (continued)

Effective December 1, 2005, and continuing under the new sub-advisory agreement, Causeway continues to serve as the sub-adviser and segment manager for the International segment of the Fund. Causeway receives a fee from the Manager, not the Fund, for its services, calculated daily and paid monthly on the Fund’s average daily net assets allocated to the International segment, according to the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.400%
Next $1 billion	0.375%
Next $3 billion	0.350%
Next $5 billion	0.325%
Over $10 billion	0.300%

During the period ended April 30, 2006, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.40%, 2.15% and 2.15%, respectively. During the period ended April 30, 2006, the Manager waived a portion of its investment management fee and/or reimbursed expenses amounting to $200,005. Such waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended April 30, 2006, the Fund paid transfer agent fees of $12,881 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

28         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Notes to Financial Statements (continued)

For the period ended April 30, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $267,000 on sales of the Fund’s Class A shares. In addition, for the period ended April 30, 2006, CDSCs paid to LMIS, and CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$3,000	$2,000

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$34,753,636

Sales	5,259,082

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,002,577
Gross unrealized depreciation	(644,751)

Net unrealized appreciation	$3,357,826

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$30,347	$6,444	$23,049
Class B	34,740	3,231	14,038
Class C	120,769	8,794	24,497
Class Y†	—	247	745

Total	$185,856	$18,716	$62,329

†On	August 24, 2005, Class Y shares were liquidated.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         29

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended April 30, 2006	Period Ended April 30, 2005*
Net Investment Income
Class A	$25,000	—

Total	$25,000	—

Net Realized Gains
Class A	$16,626	—
Class B	4,934	—
Class C	16,491	—

Total	$38,051	—

*	For the period April 1, 2005 (commencement of operations) to April 30, 2005.

6.	Capital Shares

At April 30, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2006		Period Ended April 30, 2005*
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,211,693	$14,371,603	220,886	$2,505,246
Shares issued on reinvestment	3,265	40,097	—	—
Shares repurchased	(174,659)	(2,150,023)	(6,334)	(72,656)

Net Increase	1,040,299	$12,261,677	214,552	$2,432,590

Class B
Shares sold	379,207	$4,516,853	63,652	$724,624
Shares issued on reinvestment	391	4,769	—	—
Shares repurchased	(52,403)	(643,713)	(252)	(2,870)

Net Increase	327,195	$3,877,909	63,400	$721,754

Class C
Shares sold	1,069,110	$12,806,665	394,551	$4,471,515
Shares issued on reinvestment	1,317	16,039	—	—
Shares repurchased	(100,996)	(1,254,106)	—	—

Net Increase	969,431	$11,568,598	394,551	$4,471,515

Class Y†
Shares sold	—	$—	26,316	$300,000
Shares repurchased	(26,316)	(312,895)	—	—

Net Increase (Decrease)	(26,316)	$(312,895)	26,316	$300,000

*	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
†	On August 24, 2005, Class Y shares were liquidated.

30         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30 was as follows:

	2006	2005*
Distributions paid from:
Ordinary Income	$63,051	$—

*	For the period April 1, 2005 (commencement of operations) to April 30, 2005.

As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$292,880
Undistributed long-term capital gains — net	1,937

Total undistributed earnings	294,817
Unrealized appreciation/(depreciation)(a)	3,357,826

Total accumulated earnings/(losses) — net	$3,652,643

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the taxable year ended April 30, 2006, the Fund utilized its capital loss carryforward of $224 available from the prior year.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Fund’s then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         31

Notes to Financial Statements (continued)

Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorney’s fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

32         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Notes to Financial Statements (continued)

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorney’s fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment managers believe the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Funds’ investment managers and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         33

Notes to Financial Statements (continued)

Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

34         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Investment Funds, Inc.

(formerly Smith Barney Investment Funds Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Multiple Discipline Funds All Cap and International (formerly Smith Barney Multiple Discipline Funds — All Cap and International Fund), a series of Legg Mason Partners Investment Funds, Inc. as of April 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and the period from April 1, 2005 (commencement of operations) to April 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Multiple Discipline Funds All Cap and International as of April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and the period from April 1, 2005 to April 30, 2005, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 29, 2006

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         35

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Multiple Discipline Funds All Cap and International (formerly known as Smith Barney Multiple Discipline Funds — All Cap and International Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (April 2000 to Present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	46	None

Frank G. Hubbard c/o Legg Mason Partners Funds 125 Broad Street New York, New York 10004 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998)	15	None

Jerome H. Miller c/o Legg Mason Partners Funds 125 Broad Street New York, New York 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None

36         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Chairman of SBFM and CFM (2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds
Officers:
Andrew B. Shoup Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of Legg Mason; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly, Head of International Funds Administration of Legg Mason or its predecessors (from 2001 to 2003);	N/A	N/A

Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 2000	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Richard A. Freeman, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2000	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

John G. Goode Legg Mason One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Peter J. Hable Legg Mason One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Kirstin Mobyed Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1969	Vice President and Investment Officer	Since 2004	Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Roger Paradiso Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of

Compliance at Legg

Mason

(2005-Present);

Chief Compliance

Officer with certain

mutual funds

associated with Legg Mason (since 2006);

Managing Director of

Compliance at Legg Mason or its predecessors

(2002-2005). Prior to

2002, Managing

Director-Internal Audit

& Risk Review at

Citigroup, Inc.

				N/A	N/A

38         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
John Chiota Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money

Laundering

Compliance Officer

with certain mutual

funds associated with

Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors
			(since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Each Director and Officer serves until his or her respective successor had been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         39

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and a new sub-advisory agreement and 2) to elect Directors1. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Investment Management Agreement	1,006,070.820	4,335.866	77,168.231	0.000
New Sub-Advisory Agreement	1,003,323.710	7,745.894	76,505.313	0.000

2. Election of Directors1

Nominees:	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Paul R. Ades	154,295,546.159	5,699,406.286	1,101,216.604	0.000
Dwight B. Crane	154,269,645.182	5,725,307.263	1,101,216.604	0.000
Frank G. Hubbard	154,276,889.022	5,718,063.423	1,101,216.604	0.000
Jerome H. Miller	154,266,400.237	5,728,552.208	1,101,216.604	0.000
Ken Miller	154,326,232.680	5,668,719.765	1,101,216.604	0.000
R. Jay Gerken	154,204,059.413	5,790,893.032	1,101,216.604	0.000

[1]	Directors are elected by the shareholders of all of the series of the Company of which the Fund is a series.

40         Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2006.

Record Date:	12/8/2005	12/27/2005
Payable Date:	12/9/2005	12/28/2005

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%

Please retain this information for your records.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Annual Report         41

Legg Mason Partners

Multiple Discipline Funds

All Cap and International

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Alan J. Blake

Vice President and
Investment Officer

Richard A. Freemen

Vice President and
Investment Officer

John G. Goode

Vice President and
Investment Officer

Peter J. Hable

Vice President and
Investment Officer

Kirstin Mobyed

Vice President and

Investment Officer

Roger Paradiso

Vice President and
Investment Officer

OFFICERS (continued)

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

INVESTMENT SUB-ADVISER

(INTERNATIONAL SEGMENT)

Causeway Capital Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Multiple Discipline Funds All Cap and International, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD03185 6/06	SR06-77

Legg Mason Partners Multiple Discipline Funds

All Cap and International

The Fund is a separate series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS

ALL CAP AND INTERNATIONAL

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — All Cap and International Fund name.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerome H. Miller, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Miller as the Audit Committee’s financial expert. Mr. Miller is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,250 in 2005 and $134,250 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and were $7,500 in 2005 and $4,000 in 2006, reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $29,700 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Investment Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Funds, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Funds, Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 10, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 10, 2006